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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 10, 1996, with respect to the financial statements and schedule of WizardWorks Group, Inc. included in the Registration
Statement (Form S-1 No. 333-       ) and related Prospectus of GT Interactive
Software Corporation for the registration of 17,825,000 shares of its Common Stock.

                                          ERNST & YOUNG LLP

Minneapolis, Minnesota
October 14, 1996